PLEDGE AND SECURITY AGREEMENT

        THIS PLEDGE AND SECURITY AGREEMENT (the “Pledge Agreement”) dated as of January 15, 2002 is entered into by and between Richard T. Schumacher an individual with a residence at 349 Foundry Street, North Easton, MA 02356 (the “Pledgor”), Boston Biomedica, Inc., a Massachusetts corporation with its principal executive offices located at 375 West Street, West Bridgewater, MA 02379 (the “Company”) and solely for purposes of Section 2 of this Pledge Agreement, Commerce Bank and Trust Company (the “Bank”).

W I T N E S S E T H

        WHEREAS, on the date hereof, the Bank and Resort Accommodations International, LLC ("RAI") have executed and delivered that certain Sixth Restated Loan Agreement (the "Loan Agreement") (as amended, modified, restated, replaced, refinanced, substituted or otherwise supplemented from time to time, the "Loan Agreement"), pursuant to which the Bank has made and may in the future make loans and/or extend other credit or accommodations to RAI (the "Loans");

        WHEREAS, the Loans are evidenced by that certain Promissory Note dated February 27, 1998, as amended on each of July 18, 1998, August 20, 1999, May 20, 2000, December 12, 2000, and May 31, 2001 and as further amended by that certain Sixth Note Modification Agreement dated the date hereof (as amended, modified, restated, replaced, refinanced, substituted or otherwise supplemented from time to time, the "Note");

        WHEREAS, Pledgor has guaranteed the repayment of the Loans to the Bank pursuant to Pledgor's Unlimited Guaranty dated February 27, 1998, as ratified on each of July 18, 1998, August 20, 1999, May 20, 2000, December 12, 2000, and May 31, 2001 and further by that certain Sixth Ratification of Unlimited Guaranty dated the date hereof (as modified or otherwise supplemented from time to time, "Schumacher's Guaranty"), up to the amounts set forth in the Company's Guaranty (as defined below));

        WHEREAS, Schumacher's Guaranty is secured, in part, pursuant to a Pledge Agreement dated February 27, 1998, as amended on each of July 18, 1998, August 20, 1999, May 20, 2000, December 12, 2000 and May 31, 2001 and as further amended by that certain Sixth Amendment to Pledge Agreement dated the date hereof (as modified or otherwise supplemented from time to time, the "Bank Pledge Agreement");

        WHEREAS, in connection with the Loan Agreement, the Company executed and delivered that certain Limited Guaranty dated the date hereof, in favor of the Bank (as modified or otherwise supplemented from time to time, the "Company's Guaranty"), to guaranty certain obligations of Pledgor under Schumacher's Guaranty;

        WHEREAS, to secure the payment of the Company's obligations under the Company's Guaranty, the Company and the Bank executed and delivered a Pledge Agreement dated the date hereof, pursuant to which the Company has pledged $1.0 million in cash (such cash, in its present or any other form and all proceeds of and interest on the same, the "Company Collateral") to be held by the Bank in an interest bearing account (as modified or otherwise supplemented from time to time, the "Company's Pledge Agreement");

        WHEREAS, in connection with the Company's Guaranty, the Company, the Bank, RAI and Schumacher entered into a Junior Participation Agreement dated January 15, 2002 ("Junior Participation Agreement"), pursuant to which the Company acquired a Junior Participation (as defined in the Junior Participation Agreement) interest in the Loans and upon Payment in Full (as defined in the Junior Participation Agreement) will be subrogated as to the Loans and the Company's junior security interest in the Collateral (as defined in the Junior Participation Agreement) shall become a first priority security interest in the Collateral; and

        WHEREAS, to secure repayment from Schumacher of the Company's Payments (as defined in the Junior Participation Agreement), the Company is requiring that Schumacher pledge the Pledged Securities (as defined herein) and to deliver or cause to be delivered the Pledged Securities to the Company immediately following the Payment in Full of the Credit Obligations (as that term is defined in the Junior Participation Agreement) to the Bank.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor agrees for the benefit of the Company as follows:

SECTION 1.   PAYMENT OBLIGATION; PLEDGE AND SECURITY INTEREST.

        (a) Pledgor hereby agrees and promises to pay to the order of the Company, any and all amounts of the Loans paid or otherwise satisfied by the Company from the Company Collateral (or by any other payment made by the Company on account of the Loans), together with interest accruing on the unpaid amounts at the Wall Street Journal Prime Rate the Note (the “Obligations”), such Obligations to be paid by Pledgor to the Company upon demand of the Company; provided, however, that the Company shall not make a demand for payment of the Obligations until the Bank’s Loans have been Paid in Full (as defined in the Junior Participation Agreement).

        (b) To secure the timely payment and performance of the Obligations, Pledgor hereby pledges, hypothecates, assigns and transfers (subject to subsection (c) below) to the Company all of the Pledged Collateral (as defined herein) and hereby grants to the Company, a second in priority lien on (subject only to the first priority lien of the Bank), and a security interest in the Pledged Collateral together with all cash dividends, stock dividends, interest, profits, premiums, redemptions, warrants, subscription rights, options, substitutions, exchanges and other distributions now or hereafter made on the Pledged Securities and all cash and non-cash proceeds thereof. For purposes of this Pledge Agreement, “Pledged Collateral” shall include any and all property, including but not limited to any real and personal property, that now or hereafter secures the Loans from the Bank, including the Pledged Securities, (whether described herein or not) and all income therefrom and proceeds thereof. In addition, for purposes of this Agreement, “Pledged Securities” shall mean all of the shares of stock, instruments, securities and other interests listed on Exhibit A hereto and any investment property, securities accounts, securities entitlements, securities or options and all rights therein or thereunder of the Pledgor now existing or hereafter arising or existing.

        (c) Pledgor agrees that from time to time, Pledgor shall promptly execute and deliver all instruments and documents, and take all action, that may be reasonably necessary in order to perfect the security interest granted or intended to be granted hereby or to enable the Company to exercise and enforce its rights and remedies hereunder with respect to the Pledged Collateral. Without limiting the generality of the foregoing, Pledgor shall (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be reasonably necessary or desirable or as the Company may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; and (ii) shall cause the Bank, and the Bank hereby agrees, to deliver to the Company, any certificates evidencing the Pledged Securities identified on Exhibit A hereto, together with appropriate undated powers and/or endorsements duly executed in blank, all as collateral security for the payment and performance of the Obligations; provided, however, that the delivery of any certificates evidencing the Pledged Securities or any other evidence of title to the other Pledged Collateral shall be subject to the prior Payment in Full (as defined in Junior Participation Agreement) of the Credit Obligations (as defined in the Junior Participation Agreement).

        (d) Notwithstanding anything contained herein to the contrary, all of the rights and obligations contained herein are subject to the Bank’s first priority security interest in the Pledged Collateral and shall take effect immediately upon Payment in Full to the Bank of the Credit Obligations.

SECTION 2.   DIVIDENDS AND DISTRIBUTIONS.

        If, while this Pledge Agreement is in effect, the Pledgor becomes entitled to receive or receives any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for, any Pledged Securities or otherwise, the Pledgor agrees to accept the same as agent for the Company, to hold the same in trust on behalf of and for the benefit of the Company and after the Payment in Full of the Bank’s Credit Obligations, to deliver the same forthwith to the Company in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated stock or other powers duly executed in blank, to be held by the Company, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid on or in respect of the Pledged Securities on the liquidation or dissolution of the issuer thereof shall be held subject to the terms and conditions hereof, as additional collateral security for the Obligations.

SECTION 3.   VOTING RIGHTS.

        The Pledgor shall be entitled to vote the Pledged Securities and to give consents, waivers and ratifications in respect of the Pledged Securities until such time as an Event of Default (as defined below) exists or has occurred and is continuing and the Company elects to terminate Pledgor’s rights hereunder by written notice to Pledgor. For purposes of this Pledge Agreement, an “Event of Default” shall mean any one of the following specified events: (a) Pledgor’s failure to pay the Obligations when demanded by the Company; (b) after Payment in Full of the Bank’s Credit Obligations any representation, warranty, statement or certificate made to the Company by Pledgor in connection with this Pledge Agreement proves to have been or becomes untrue; (c) after Payment in Full of the Bank’s Credit Obligations, the commencement, whether voluntary or involuntary, of a case under the United States Bankruptcy Code or any other proceeding or action seeking reorganization, liquidation, dissolution or other relief under federal bankruptcy or insolvency statutes or similar laws, or seeking the appointment of a receiver, trustee or custodian for the Pledgor or all or a part of Pledgor’s assets; or (d) after Payment in Full of the Bank’s Credit Obligations, Pledgor makes an assignment for the benefit of creditors, or is unable to pay debts as they mature.

SECTION 4.   RIGHTS OF THE COMPANY.

        4.1.         Certain Rights of the Company.  The Company shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guaranty thereof, or any part thereof, or for any delay in so doing, nor shall the Company be under any obligation to take any action whatsoever with regard thereto. Any or all shares of the Pledged Securities held by the Company hereunder may, if an Event of Default has occurred and is continuing, and upon written notice by the Company, be registered in the name of the Company or its nominee, for the benefit of the Company, and the Company or its nominee may at any time thereafter, without notice, exercise all voting and corporate rights of any issuer of any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Securities as if the Company were the absolute owner thereof, including (without limitation) the right to exchange, at its discretion, any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer of any such shares or upon the exercise by any such issuer or the Company of any right, privilege or option pertaining to any shares of the Pledged Securities and, in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency on such terms and conditions as the Company may determine, all without liability except to account for property actually received by it, but the Company shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

        4.2.         Company as Attorney-in-Fact.  After Payment in Full of the Bank’s Credit Obligations, the Company is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instruments, in the name of the Pledgor or otherwise, that the Company may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Company shall, to the extent permitted hereunder, have the right and power, upon the Company’s good faith determination in its sole discretion that such action is necessary or desirable to preserve and protect its interest in the Pledged Collateral, to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, interest payment or other distribution payable or distributable with respect to the Pledged Collateral or any part thereof and to give full discharge for the same.

        4.3.         Protection of Pledged Collateral.  The Company shall not have any obligations to protect, secure, perfect or insure any Pledged Collateral at any time held as security for the Obligations.

SECTION 5.   UNCONDITIONAL LIABILITIES.

        The Obligations and liabilities of the Pledgor hereunder shall not be conditioned or contingent upon the pursuit by the Company or any other person at any time of any right or remedy against any other person that may be or become liable in respect of all or any part of the Obligations or against any collateral security or guaranty therefor or right of offset with respect thereto. This Pledge Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Pledgor until all of the Obligations have been fully satisfied.

SECTION 6.   PERFORMANCE BY COMPANY OF PLEDGOR'S OBLIGATIONS.

        If the Pledgor fails to perform or comply with any of its agreements contained herein and the Company, as provided for by the terms of this Pledge Agreement, itself performs or complies, or otherwise causes performance or compliance, with such agreement, the expenses of the Company incurred in connection with such performance or compliance shall be borne and paid by the Pledgor on demand and until so paid shall be added to the principal amount of the Obligations and shall bear interest (calculated on the basis of a 360-day year for the actual days elapsed) from the date incurred until paid at the highest rate applicable to any of the Obligations.

SECTION 7.   REMEDIES.

        If an Event of Default has occurred and is continuing, then, and in any such event, the Company may exercise, in addition to all other rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code (the “Code”) or other applicable law. Without limiting the generality of the foregoing, the Pledgor expressly agrees that in any such event, the Company, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or on the Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize on the Pledged Collateral, or any part thereof, and forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Collateral, or any part thereof, in one or more units, parcels, or lots at one or more public or private sales, at any exchange or broker’s board or at any of the Company’s offices or elsewhere, on such terms and conditions as it may deem advisable and at such prices as it may deem appropriate, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Company upon any such sale or sales, public or private, to purchase the whole or any part of said Pledged Collateral so sold. Any purchaser at any such sale or sales shall acquire the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights, redemptions, stays and appraisal rights which Pledgor now has, or may at any time in the future have, under any rule of law or statute now existing or hereafter enacted. The net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after allowing two (2) Business Days for collection and after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Collateral or in any way relating to the rights of the Company hereunder, including reasonable attorneys’ fees and legal expenses, shall be applied to the payment of the Obligations in such order as the Company may determine, and, after all of the Obligations have been paid in full and after payment of any other amount required by any provision of law, including (without limitation) Section 9-610 of the Code, the balance (if any) of such proceeds shall be remitted to the Pledgor or as otherwise required by a court of competent jurisdiction. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands against the Company arising out of the retention or sale of the Pledged Collateral unless resulting from such Company’s willful misconduct or gross negligence. The Pledgor agrees that the Company need not give more than ten (10) days’ notice (which notice shall be deemed given on the earlier of mailing or receipt) of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. The Company may, without notice or publication, adjourn any public or private sale, or cause such sale to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which such sale is so adjourned. Pledgor shall remain liable for any deficiency if the net proceeds of any sale or disposition of the Pledged Collateral are insufficient to pay all Obligations.

SECTION 8.   REPRESENTATIONS AND WARRANTIES.

        The Pledgor represents and warrants to the Company that:

        8.1.         Intentionally Omitted.

        8.2.         No Prohibition. The Pledgor is empowered to enter into, execute, deliver and perform this Pledge Agreement. The execution, delivery and performance of this Pledge Agreement do not and will not violate, or cause Pledgor to be in default in any material respect under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Pledgor; result in a breach of or constitute a default in any material respect under any indenture or loan or credit agreement or any other agreement lease or instrument to which Pledgor is a party or by which Pledgor’s properties may be bound or affected; or result in, or require, the creation or imposition of any lien upon or with respect to any of the properties now owned or hereafter acquired by Pledgor.

        8.3.         Legally Enforceable Agreement. This Pledge Agreement has been duly executed and delivered by the Pledgor and is a legal, valid and binding obligation, enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other laws relating to or affecting generally the enforcement of creditor’s rights by general principles of equity (regardless of whether such principles are considered in a proceeding at law or in equity).

        8.4.         Title. The Pledgor is the record and beneficial owner of, and has good and valid title to the Pledged Collateral, including the Pledged Securities described on Exhibit A hereto, and it will be owner of, and have such title to, all other Pledged Securities described in Section 3 hereof owned by it, subject to no lien whatsoever except the liens created hereby and the senior priority lien in favor of the Bank pursuant to the Bank’s Pledge Agreement and the Loan Agreement.

        8.5.         Intentionally Omitted.

        8.6.         Creation of Valid Lien. The pledge and assignment and together with the filing of appropriate financing statements with respect to the Pledged Collateral including the Pledged Securities described on Exhibit A hereto will create, a valid lien on, and perfected security interest in, such Pledged Collateral and the proceeds thereof, subject to no prior lien or option or any agreement purporting to grant to any third party a prior lien on the Pledgor’s property or assets that would include such Pledged Securities, except for the senior priority lien in favor of the Bank under the Bank’s Pledge Agreement and the Loan Agreement. Upon Payment in Full of the Bank’s Credit Obligations, the Pledged Collateral, including the Pledged Securities will be delivered to the Company and upon such delivery (and the delivery of any Pledged Securities described in Section 3 hereof), will create, a valid lien on, and first priority perfected security interest in, such Pledged Collateral and the proceeds thereof, subject to no prior lien or any agreement purporting to grant to any third party a prior lien on the Pledgor’s property or assets that would include such Pledged Collateral.

        8.7.         Pledged Securities not Margin Stock. None of the Pledged Securities is "margin stock", as such term is defined in Section 221.2 of Regulation U of the Board of Governors of the Federal Reserve System.

SECTION 9.   COVENANTS.

        The Pledgor covenants and agrees with the Company that so long as any Obligations are outstanding:

        9.1.         Defense of Claims. It will, upon the Company’s written request, defend the Company’s right, title and security interest in and to the Pledged Collateral and the proceeds thereof against the claims and demands of all persons whomsoever, subject only to the Bank’s first priority security interest in and to such Pledged Collateral and proceeds thereof.

        9.2.         Obtain Good Title. It will have or obtain promptly good title to (subject to no lien whatsoever, except the liens created by this Pledge Agreement and the Bank’s Pledge Agreement and Loan Agreement) and the right to pledge any other property at any time hereafter pledged to the Company as collateral security hereunder and will likewise defend the Company’s right and title thereto and liens thereon.

        9.3.         Limitation on Transfers and Liens. It will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to any of the Pledged Collateral, nor will it create, incur or permit to exist any lien with respect to any of the Pledged Collateral, any interest therein or any proceeds thereof (except for the liens created by this Pledge Agreement and the Bank’s Pledge Agreement and Loan Agreement).

SECTION 10.   LIMITATIONS ON RESALE.

        10.1.         Private Sale of Pledged Securities. The Pledgor recognizes that the Company may be unable to effect a public sale of any or all of the Pledged Securities by reason of certain prohibitions contained in the Securities Act and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own accounts for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that the private (rather than public) nature of such sale shall be deemed to be commercially reasonable. The Company shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

        10.2.         Assistance of Pledgor; Specific Performance. The Pledgor further agrees to do or cause to be done all such other acts and things required to be done by it to make such sale or sales of any portion or all of the Pledged Securities valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor’s expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section 10.2 will cause irreparable injury to the Company, that the Company has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 10.2 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives (to the extent permitted by applicable law) and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

SECTION 11.   FURTHER ASSURANCES.

        The Pledgor agrees that at any time and from time to time, on the written request of the Company, the Pledgor will execute and deliver such further documents and do such further acts and things as the Company may reasonably request in order to effectuate the purposes of this Pledge Agreement.

SECTION 12.   LIMITATION ON COMPANY'S DUTY IN RESPECT OF PLEDGED COLLATERAL.

        Beyond the safe custody thereof, the Company shall not have any duty as to any Pledged Collateral in its possession or control or in the possession or control of a nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION 13.   NOTICES.

        Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

        If to the Company:
                                               Boston Biomedica, Inc.
                                               375 West Street
                                               West Bridgewater, MA 02379
                                               Attention: Kevin Quinlan, President
                                               Telephone No.:  (508) 580-1900
                                               Facsimile No.:  (508) 580-0250

        with a copy to:
                                               Brown, Rudnick, Freed & Gesmer
                                               One Financial Center
                                               Boston, MA 02111
                                               Attention:  Steven R. London, Esq.
                                               Telephone No.:  (617) 856-8200
                                               Facsimile No.:  (617) 857-8201

         If to Pledgor:
                                               Richard T. Schumacher
                                               349 Foundry Street
                                               North Easton, MA 02356
                                               Telephone No.:  (508) 238-4470
                                               Facsimile No.:

         with copy to:
                                               Howard Levin, Esq.
                                               Perkins, Smith & Cohen, LLP
                                               One Beacon Street
                                               30th Floor
                                               Boston, MA 02108
                                               Telephone No.:  (617) 854-4000
                                               Facsimile No.:  (617) 854-4040

          If to Bank:

                                               Commerce Bank and Trust Company
                                               586-590 Main Street
                                               Worcester, MA 01615
                                               Attn:  Roger Allard
                                               Telephone No.: (800) 692-2265
                                               Facsimile No.:  (508) 791-9668

or to such other address as each party may designate for itself by notice given in accordance with this Section.

SECTION 14.   SEVERABILITY.

        Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

SECTION 15.   NO WAIVER, CUMULATIVE REMEDIES.

        The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver of any right or remedy hereunder on any occasion shall not be construed as a bar to any right or remedy that the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising, on the part of the Company, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any right, power or privilege. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

SECTION 16.   NO ORAL MODIFICATION, SUCCESSORS, GOVERNING LAW.

        None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Company. This Pledge Agreement and all Obligations of the Pledgor hereunder shall be binding on its successors and assigns and shall, together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its respective successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts.

SECTION 17.   SUBMISSION TO JURISDICTION; WAIVER OF TRIAL BY JURY.

        17.1.         GOVERNING LAW; CONSENT TO FORUM.  THIS PLEDGE AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN BOSTON, MASSACHUSETTS. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS: PROVIDED, HOWEVER, THAT IF ANY OF THE PLEDGED COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN MASSACHUSETTS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF THE COMPANY’S LIEN UPON SUCH PLEDGED COLLATERAL AND THE ENFORCEMENT OF THE COMPANY’S OTHER REMEDIES IN RESPECT OF SUCH PLEDGED COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF MASSACHUSETTS. PLEDGOR HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF SUFFOLK COUNTY, MASSACHUSETTS, OR, AT THE COMPANY’S OPTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGOR AND THE COMPANY PERTAINING TO THIS PLEDGE AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS PLEDGE AGREEMENT. PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND PLEDGOR HEREBY WAIVES ANY OBJECTION WHICH PLEDGOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGOR AT THE ADDRESS SET FORTH IN THIS PLEDGE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF PLEDGOR’S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS PLEDGE AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE COMPANY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE COMPANY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS PLEDGE AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

        17.2.         WAIVERS BY PLEDGOR.  PLEDGOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH THE COMPANY HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE PLEDGE AGREEMENT OR THE PLEDGED COLLATERAL AND NOTICE OF ACCEPTANCE HEREOF. PLEDGOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS A MATERIAL INDUCEMENT TO THE COMPANY’S ENTERING INTO THIS PLEDGE AGREEMENT AND THAT THE COMPANY IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH PLEDGOR. PLEDGOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS PLEDGE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 18.   FEES AND EXPENSES

        If, at any time or times regardless of whether or not an Event of Default then exists, the Company incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Company, Pledgor or any other person) in any way relating to the Pledged Collateral or this Pledge Agreement; (ii) any attempt to enforce any rights of Company against Pledgor or any other Person which may be obligated to Company by virtue of this Pledge Agreement; or (iii) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Pledged Collateral; then all such legal and accounting expenses, other costs and out of pocket expenses of Company shall be charged to Pledgor. All amounts chargeable to Pledgor under this Section shall be Obligations secured by all of the Pledged Collateral, shall be payable on demand to Company and shall bear interest from the date such demand is made until paid in full at the rate applicable to Obligations from time to time.

SECTION 19.   TERMINATION.

        This Pledge Agreement shall terminate when all of the Obligations have been fully satisfied, at which time Company shall reassign and deliver to Pledgor, against receipt, the Pledged Collateral, or such part thereof as shall not have been sold or otherwise applied by the Company pursuant to the terms hereof, and shall still be held by it hereunder, together with appropriate instruments of reassignment. Any such reassignment shall be without recourse to or warranty by Company and at the expense of Pledgor.

SECTION 20.   COUNTERPARTS.

        This Pledge Agreement may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 21.   DESCRIPTIVE HEADINGS.

        The captions in this Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as an instrument under as of the date first written above.

                         _______________________________________________________
                         Richard T. Schumacher, individually

                         BOSTON BIOMEDICA, INC.

                         By:____________________________________________________
                            Name:  Kevin Quinlan
                            Title:  President

                         For purposes of Article 2 of this Agreement only:

                         COMMERCE BANK AND TRUST COMPANY

                         By:____________________________________________________
                            Name:  Roger Allard
                            Title:______________________________________________

EXHIBIT A to Pledge and Security Agreement
(Stock and Other Securities) between
Richard T. Schumacher
and
Boston Biomedica, Inc.
dated January 15, 2002

PLEDGED SECURITIES

        Issuer:                        Boston Biomedica, Inc., a Massachusetts corporation

        Class:                         Common Stock

        Number: